CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Roebling Finanical Corp, Inc. (the “Company”) on Form 10-Q for the quarter ended March 31, 2013 (the “Report”) as filed with the Securities and Exchange Commission on the date hereof, we, R. Scott Horner, President and Chief Executive Officer, and Janice A. Summers, Executive Vice President and Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)           The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

/s/ R. Scott Horner	/s/ Janice A. Summers
R. Scott Horner	Janice A. Summers
President and Chief Executive Officer	Executive Vice President and Chief Financial Officer

May 14, 2013